SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 12, 2012

SPECTRUM GROUP INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11988	22-2365834
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

1063 McGraw Irvine, CA (Address of principal executive offices)	92614 (Zip code)

Registrant's telephone number, including area code:  (949) 748-4800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 12, 2012, an amendment to Spectrum Group's Bylaws adopted by the Board of Directors became effective.  The amendment declassifies the Board of Directors, so that all directors will be elected at each annual meeting of stockholders.  Previously, the Bylaws provided that the directors were divided into three classes, with members of each class elected for three-year terms, and with the terms of one class expiring each year.  This amendment was effective as of the date of the mailing of Spectrum Group's proxy statement for its 2012 annual meeting of stockholders.  All directors will stand for election at the 2012 annual meeting of stockholders.
Item 9.01. Exhibits.
3.2    Amendment to Bylaws

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 13, 2012

SPECTRUM GROUP INTERNATIONAL, INC.

By:	/s/ Carol Meltzer
Name:	Carol Meltzer
Title:	General Counsel and Secretary